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[PIONEER INVESTMENTS(R) LOGO]


PIONEER
SMALL COMPANY
FUND

ANNUAL REPORT 10/31/01

TABLE OF CONTENTS

Letter to Shareowners                                                        1

Portfolio Summary                                                            2

Performance Update                                                           3

Portfolio Management Discussion                                              6

Schedule of Investments                                                      9

Financial Statements                                                        15

Notes to Financial Statements                                               21

Report of Independent Public Accountants                                    26

Trustees, Officers and Service Providers                                    27

The Pioneer Family of Mutual Funds                                          28

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PIONEER SMALL COMPANY FUND

LETTER TO SHAREOWNERS 10/31/01

DEAR SHAREOWNERS,

I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. This letter gives me an opportunity to offer a few thoughts as our nation moves to heal itself following the horrifying events of September 11.

Americans have always been a resilient people as evidenced by the tremendous surge of national unity these past two months. You can also see that resilience in the historic capacity of our securities markets to regain their footing after disruptive events. Among other examples, World War II, the Gulf War and the recessions of recent decades all triggered market slumps; each decline was followed by a rebound, rewarding investors who stayed the course.

As 2001 draws to a close, we are probably in the midst of a recession that began with the unwinding of the dot-com mania. The profound psychological impact of the terrorist attacks may extend this slowdown well into next year. But stock prices have historically led the way out of recessions, moving higher as investors shook off immediate concerns to focus on recovery prospects.

The markets may already be anticipating a better business climate, as lower interest rates, lower taxes and government stimulus packages work their way through the economy. A turn for the better in the United States could imply recovery for many foreign economies as well.

Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our shareowners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history -- state-of-the-art tools that we use daily to manage our funds with your goals in mind.

For the latest information about Pioneer funds, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

Thank you for your continued business. Everyone here at Pioneer truly appreciates it.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

[SIDENOTE]

PIONEER'S NEW PRESIDENT

Daniel T. Geraci recently joined Pioneer Global Asset Management S.p.A. as Chief Executive Officer and President of Pioneer Investment Management USA Inc., the arm of Pioneer responsible for managing our mutual fund portfolios and U.S. business interests.

Earlier, Mr. Geraci served as a senior executive at Fidelity Investments and at Midland Walwyn Capital of Toronto (now Merrill Lynch Canada). He began his career with E.F. Hutton and Company.

"Serving shareowners' interests has always been Pioneer's core value,"
Mr. Geraci said. "Today, we are redoubling our efforts to earn our customers' continued confidence as we pass through these challenging times."

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PORTFOLIO SUMMARY 10/31/01

PORTFOLIO DIVERSIFICATION

(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                              97.1%
International Common Stocks                      1.6%
Short-Term Cash Equivalents                      1.3%


SECTOR DISTRIBUTION

(As a percentage of equity holdings)

[CHART]

Financials                                 26.0%
Technology                                 14.9%
Consumer Staples                           13.3%
Health Care                                13.3%
Consumer Cyclicals                         11.7%
Energy                                      9.3%
Basic Materials                             5.1%
Capital Goods                               3.2%
Utilities                                   1.9%
Communication Services                      1.3%


10 LARGEST HOLDINGS
(As a percentage of equity holdings)

 1.  Healthcare Realty Trust, Inc.         2.67%

 2. Staten Island Bancorp, Inc.            2.53

 3. Orthodontic Centers of
    America, Inc.                          2.52

 4. Fleming Companies, Inc.                2.51

 5. Sunrise Assisted Living, Inc.          2.38

 6. Photronics, Inc.                       2.37%

 7. Fair Isaac and Co., Inc.               2.28

 8. First Health Group Corp.               2.15

 9. Plains Resources, Inc.                 2.08

10. Haemonetics Corp.                      2.08

Fund holdings will vary for other periods.

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PERFORMANCE UPDATE 10/31/01                                      CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                      10/31/01        10/31/00
                               $13.06          $14.16

DISTRIBUTIONS PER SHARE        INCOME          SHORT-TERM        LONG-TERM
(10/31/00-10/31/01)            DIVIDENDS       CAPITAL GAINS     CAPITAL GAINS

                                   -           $0.237                   -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to the growth of the Russell 2000 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2001)

                             NET ASSET          PUBLIC OFFERING
PERIOD                        VALUE                 PRICE*
Life-of-Class                  9.25%                 8.18%
(11/2/95)
5 Years                        6.04                  4.79
1 Year                        -6.13                -11.51

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[CHART]

GROWTH OF $10,000+

                            PIONEER SMALL         RUSSELL 2000
                            COMPANY FUND*            INDEX
11/30/1995                      $9,425              $10,000
                               $11,383              $11,365
                               $11,338              $11,192
                               $11,638              $11,373
10/31/1997                     $14,726              $14,476
                               $15,868              $16,193
                               $11,753              $12,759
                               $12,087              $14,693
10/31/1999                     $12,384              $14,657
                               $15,300              $17,400
                               $16,192              $17,207
                               $17,317              $16,902
10/31/2001                     $15,199              $15,022

+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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PERFORMANCE UPDATE 10/31/01                                      CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                       10/31/01      10/31/00
                                $12.46        $13.63
DISTRIBUTIONS PER SHARE         INCOME        SHORT-TERM        LONG-TERM
(10/31/00-10/31/01)             DIVIDENDS     CAPITAL GAINS     CAPITAL GAINS
                                    -         $0.237                  -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2001)
                                 IF              IF
PERIOD                          HELD          REDEEMED*
Life-of-Class                   8.47%          8.36%
(11/2/95)
5 Years                         5.25           5.09
1 Year                         -6.90         -10.55

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[CHART]

GROWTH OF $10,000+

                             PIONEER SMALL        RUSSELL 2000
                             COMPANY FUND*           INDEX
11/30/1995                     $10,000              $10,000
                               $12,036              $11,365
                               $11,941              $11,192
                               $12,199              $11,373
10/31/1997                     $15,389              $14,476
                               $16,522              $16,193
                               $12,198              $12,759
                               $12,505              $14,693
10/31/1999                     $12,760              $14,657
                               $15,714              $17,400
                               $16,564              $17,207
                               $17,637              $16,902
10/31/2001                     $15,322              $15,022

+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 10/31/01                                      CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                       10/31/01        10/31/00
                                $12.38          $13.55
DISTRIBUTIONS PER SHARE         INCOME          SHORT-TERM        LONG-TERM
(10/31/00-10/31/01)             DIVIDENDS       CAPITAL GAINS     CAPITAL GAINS

                                    -           $0.237                   -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to the growth of the Russell 2000 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2001)

                               NET ASSET       PUBLIC OFFERING
PERIOD                           VALUE           PRICE/CDSC*
Life-of-Class                     6.90%            6.71%
(1/31/96)
5 Years                           5.11             4.90
1 Year                           -6.94            -7.89

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.


[CHART]

GROWTH OF $10,000

                             PIONEER SMALL       RUSSELL 2000
                             COMPANY FUND*          INDEX
 1/31/1996                      $9,900             $10,000
                               $11,412             $11,085
                               $11,322             $10,916
                               $11,576             $11,092
10/31/1997                     $14,601             $14,119
                               $15,675             $15,793
                               $11,565             $12,444
                               $11,833             $14,331
10/31/1999                     $12,063             $14,296
                               $14,736             $16,971
                               $15,612             $16,783
                               $16,641             $16,486
10/31/2001                     $14,529             $14,652


     The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGEMENT DISCUSSION 10/31/01

Ken Fuller, the leader of Pioneer Small Company Fund's management team, has devoted most of his 26 years of investment experience to small company stocks. In the following discussion he reviews some of the factors that had an impact on the Fund's performance during its recently concluded fiscal year.

Q. HOW DID THE FUND PERFORM OVER THE PAST 12 MONTHS?

A. For the fiscal year ended October 31, 2001, Pioneer Small Company Fund's Class A, B and C shares returned -6.13%, -6.90% and -6.94% respectively, all at net asset value. For the same period, the Russell 2000 Index, the Fund's benchmark, returned -12.70%. The Fund's returns trailed the -5.62% average result of the 247 funds in Lipper's small cap value category. (Lipper, Inc. is an independent firm that measures mutual fund performance.)

Q. WHAT INVESTMENT STRATEGIES DID YOU PURSUE AS THIS VOLATILE PERIOD UNFOLDED?

A. Early this year, when the economy began showing signs of burnout, our search for companies selling at attractive valuations led us to defensive sectors like health care and financial services, areas that typically hold up well during slow economic times.

Later we began to shift - perhaps prematurely - from that defensive bias to a more aggressive stance. Consistent with our belief that the right time to invest for a recovery is while a recession is in full force, we began to move into sectors that may rebound more vigorously in a resurgent economy.

Q. WHICH INVESTMENT DECISIONS WORKED WELL FOR THE FUND?

A. Our cautious approach succeeded during the first part of this period, as holdings in health care, financial services and selected consumer sectors performed well. Results were also aided by our below-average exposure to technology and other areas that tend to track the economy.

Among the Fund's health care holdings, HAEMONETICS, a leader in blood processing technology, was a very strong performer. The company's earnings have grown as the Red Cross expands its use of Haemonetics' proprietary plasma separation techniques. FIRST HEALTH, a provider of services that help HMOs manage their businesses more effectively, was another strong contributor.

There were also notable successes in the financial services area. INDYMAC freed up substantial capital when it converted from a real estate investment

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trust (REIT) to a savings and loan. The company then executed a stock buy-back program which, along with falling interest rates, helped drive up the price of its shares. Another REIT, CAMDEN PROPERTY TRUST, contributed to Fund performance through both its high dividend and sharp price appreciation.

We downplayed banks somewhat because of concerns over possible loan losses in a deteriorating economy. STATEN ISLAND BANCORP was an exception, however. This bank, which serves a middle-class population in one of New York City's boroughs, has grown through acquisition.

Other strong performers included FLEMING COMPANIES, INC., a revitalized leader in the food wholesaling industry that recently entered into a multibillion-dollar alliance with Kmart. APPLEBEE'S, a family-oriented restaurant chain continued to do well, as did LANDS' END, a catalog clothing merchandiser whose mail-order and on-line sales are expanding as consumers show a growing preference for shopping from home in the wake of the September 11 tragedies.

Q. WHICH DECISIONS FELL SHORT OF EXPECTATIONS?

A. Some technology selections were among our biggest disappointments. However, by the end of the period we were beginning to increase the Fund's technology exposure because of the outstanding values we uncovered in several tech sectors.

ACT Manufacturing, which makes electronic components, saw its revenues slashed when worldwide demand shrank dramatically for the cell phones and other devices made by its customers. POWER-ONE, a maker of backup power supplies, was one of the Fund's stronger holdings in earlier periods. We have recently begun adding to the Fund's modest position in this stock in the expectation of a post-recession recovery.

Fund results suffered when we were slow to cut exposure to PATTERSON ENERGY, the second-largest onshore contract driller, whose shares declined substantially as natural gas prices retreated in a weakening economy. We believe the company will benefit when, as we expect, demand for gas once again outruns supply.

Q. HOW HAVE THE EVENTS OF SEPTEMBER 11 AFFECTED YOUR INVESTMENT OUTLOOK?

A. We think the terrorist attacks will cause economic output to fall more steeply and more quickly and perhaps extend the recession for a time. The most significant harm thus far has been felt in travel-related sectors. The long-term psychological impact and its possible effects in other areas remains to be seen.

Q. WHAT WILL IT TAKE TO TURN THE U.S. ECONOMY BACK INTO GROWTH MODE?

A. We think several factors are now in place that can help revive economic growth in the United States. For one thing, many homeowners have taken advantage of lower interest rates to refinance their mortgages, putting additional discretionary income into their hands. In addition, lower rates, reduced taxes, falling energy prices and moderating labor costs all have the potential to bolster corporate earnings. And there is ample support for some sort of stimulus package in Washington.

Q. WHAT IS THE OUTLOOK FOR SMALL COMPANY STOCKS OVER THE NEXT YEAR?

A. We are currently finding an unusually large number of financially sound companies selling at attractive valuations relative to the potential we see in them. Furthermore, since September, at least a thousand more stocks have drifted into our market capitalization range.

Small company stocks have been outperforming large cap stocks for the last two years. Since the Great Depression there have six other such periods, lasting an average of nearly six years. While we can't forecast that the current period of outperformance will continue, small cap companies in a number of sectors look very attractive to us, especially if the economy recovers next year, as we expect it will do.

PIONEER SMALL COMPANY FUND

SCHEDULE OF INVESTMENTS 10/31/01

           SHARES                                                                                             VALUE
                          COMMON STOCKS - 98.7%
                          BASIC MATERIALS - 5.0%
                          AGRICULTURAL PRODUCTS - 0.8%
           58,000         Corn Products International, Inc.                                              $ 1,745,800
                                                                                                         -----------
                          CHEMICALS - 1.2%
          197,900         Airgas, Inc.*                                                                  $ 2,661,755
                                                                                                         -----------
                          CHEMICALS (SPECIALTY) - 1.4%
          132,800         Uniroyal Technology Corp.*                                                     $   405,040
          223,700         Wellman, Inc.                                                                    2,820,857
                                                                                                         -----------
                                                                                                         $ 3,225,897
                                                                                                         -----------
                          GOLD & PRECIOUS METALS MINING - 0.9%
          200,600         Agnico Eagle Mines Ltd.                                                        $ 1,951,838
                                                                                                         -----------
                          IRON & STEEL - 0.2%
           75,000         UCAR International Inc.*                                                       $   545,250
                                                                                                         -----------
                          PAPER & FOREST PRODUCTS - 0.5%
          101,000         Wausau-Mosinee Paper Corp.                                                     $ 1,045,350
                                                                                                         -----------
                          TOTAL BASIC MATERIALS                                                          $11,175,890
                                                                                                         -----------
                          CAPITAL GOODS - 3.2%
                          AEROSPACE/DEFENSE - 0.4%
          127,500         AAR Corp.                                                                      $   969,000
                                                                                                         -----------
                          ELECTRICAL EQUIPMENT - 1.1%
          120,000         Kemper Corp.*                                                                  $ 2,145,600
           31,000         Power-One, Inc.*                                                                   245,210
                                                                                                         -----------
                                                                                                         $ 2,390,810
                                                                                                         -----------
                          MACHINERY (DIVERSIFIED) - 0.5%
           95,800         Wabtec Corp.                                                                   $ 1,168,760
                                                                                                         -----------
                          WASTE MANAGEMENT - 1.2%
          426,900         Newpark Resources, Inc.*                                                       $ 2,608,359
                                                                                                         -----------
                          TOTAL CAPITAL GOODS                                                            $ 7,136,929
                                                                                                         -----------
                          COMMUNICATION SERVICES - 1.3%
                          TELECOMMUNICATIONS (LONG DISTANCE) - 0.7%
          100,000         Aeroflex Inc.*                                                                 $ 1,467,000
                                                                                                         -----------
                          TELEPHONE - 0.6%
          102,000         CT Communications Inc.                                                         $ 1,433,100
                                                                                                         -----------
                          TOTAL COMMUNICATION SERVICES                                                   $ 2,900,100
                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.


           SHARES                                                                                             VALUE
                          CONSUMER CYCLICALS - 11.6%
                          HOUSEHOLD FURNISHINGS & APPLIANCES - 1.3%
          118,500         Furniture Brands International Inc.*                                           $ 2,845,185
                                                                                                         -----------
                          PUBLISHING (NEWSPAPERS) - 0.3%
           38,000         Journal Register Co.*                                                          $   653,600
                                                                                                         -----------
                          RETAIL (COMPUTERS & ELECTRONICS) - 1.3%
          311,700         InterTAN, Inc.*                                                                $ 2,789,715
                                                                                                         -----------
                          RETAIL (HOME SHOPPING) - 0.7%
           50,000         Lands' End Inc.*                                                               $ 1,602,000
                                                                                                         -----------
                          RETAIL (SPECIALTY) - 0.5%
           67,400         Sonic Automotive, Inc.*                                                        $ 1,120,188
                                                                                                         -----------
                          RETAIL (SPECIALTY-APPAREL) - 2.5%
          141,100         AnnTaylor Stores Corp.*                                                        $ 3,104,200
          522,800         Charming Shoppes, Inc.*                                                          2,493,756
                                                                                                         -----------
                                                                                                         $ 5,597,956
                                                                                                         -----------
                          SERVICES (COMMERCIAL & CONSUMER) - 3.6%
          205,000         Covanta Energy Corp.*                                                          $ 2,669,100
          147,520         Pittston Brink's Group                                                           2,839,760
          118,000         Regis Corp.                                                                      2,508,680
                                                                                                         -----------
                                                                                                         $ 8,017,540
                                                                                                         -----------
                          TEXTILES (APPAREL) - 0.3%
           55,000         Gildan Activewer Inc.*                                                         $   629,750
                                                                                                         -----------
                          TEXTILES (SPECIALTY) - 1.1%
          331,000         Unifi, Inc.*                                                                   $ 2,499,050
                                                                                                         -----------
                          TOTAL CONSUMER CYCLICALS                                                       $25,754,984
                                                                                                         -----------
                          CONSUMER STAPLES - 13.1%
                          DISTRIBUTORS (FOOD & HEALTH) - 2.5%
          229,200         Fleming Companies, Inc.                                                        $ 5,523,720
                                                                                                         -----------
                          ENTERTAINMENT - 0.5%
          120,000         Alliance Atlantis Communications Inc.*                                         $ 1,080,000
                                                                                                         -----------
                          FOODS - 1.8%
          208,700         Hain Celestial Group, Inc.*                                                    $ 4,115,564
                                                                                                         -----------
                          HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.5%
          144,100         Nu Skin Enterprises Inc.                                                       $ 1,070,663
                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.


           SHARES                                                                                             VALUE
                          RESTAURANTS - 4.0%
          117,500         AFC Enterprises, Inc.*                                                         $ 2,966,875
           94,450         Applebee's International Inc.                                                    2,842,945
           79,000         CEC Entertainment Inc.*                                                          3,060,460
                                                                                                         -----------
                                                                                                         $ 8,870,280
                                                                                                         -----------
                          SERVICES (EMPLOYMENT) - 2.6%
           92,000         Bally Total Fitness Holding Corp.*                                             $ 1,698,320
           90,000         ITT Educational Services*                                                        3,425,400
          124,500         The Princeton Review, Inc.*                                                        796,800
                                                                                                         -----------
                                                                                                         $ 5,920,520
                                                                                                         -----------
                          SPECIALTY PRINTING - 1.2%
          139,300         John H. Harland Co.                                                            $ 2,698,241
                                                                                                         -----------
                          TOTAL CONSUMER STAPLES                                                         $29,278,988
                                                                                                         -----------
                          ENERGY - 9.1%
                          OIL & GAS (DRILLING & EQUIPMENT) - 1.8%
          220,000         Patterson Energy, Inc.*                                                        $ 3,964,400
                                                                                                         -----------
                          OIL & GAS (PRODUCTION/EXPLORATION) - 7.3%
          133,650         Forest Oil Corp.*                                                              $ 3,662,010
          106,000         Louis Dreyfus Natural Gas Corp.*                                                 4,197,600
          167,500         Plains Resources, Inc.*                                                          4,572,750
           90,000         Spinnaker Exploration Co.*                                                       3,949,200
                                                                                                         -----------
                                                                                                         $16,381,560
                                                                                                         -----------
                          TOTAL ENERGY                                                                   $20,345,960
                                                                                                         -----------
                          FINANCIALS - 25.7%
                          BANKS (MONEY CENTER) - 1.0%
           58,300         Whitney Holding Corp.                                                          $ 2,288,858
                                                                                                         -----------
                          BANKS (REGIONAL) - 1.2%
          110,000         Commercial Federal Bank                                                        $ 2,745,600
                                                                                                         -----------
                          CONSUMER FINANCE - 1.4%
          127,000         American Capital Strategies Ltd.                                               $ 3,145,790
                                                                                                         -----------
                          FINANCIAL (DIVERSIFIED) - 4.6%
          241,200         Advanta Corp. (Class B)+                                                       $ 1,792,116
           65,000         Dollar Thrifty Automotive Group, Inc.*                                             763,750
          105,000         Leucadia National Corp.                                                          3,042,900
           80,000         Mutual Risk Management Ltd.                                                        732,000
           69,200         Indymac Bancorp, Inc.*                                                           1,777,056
          805,000         Transmedia Network, Inc.*+                                                       2,084,950
                                                                                                         -----------
                                                                                                         $10,192,772
                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.


           SHARES                                                                                             VALUE
                          INSURANCE (LIFE/HEALTH) - 1.2%
          151,900         Great American Financial Resources, Inc.                                       $ 2,665,845
                                                                                                         -----------
                          INSURANCE (PROPERTY-CASUALTY) - 2.3%
          103,500         First American Corp.                                                           $ 1,723,275
           60,000         Landamerica Financial Group                                                      1,571,400
           82,000         Selective Insurance Group, Inc.                                                  1,761,360
                                                                                                         -----------
                                                                                                         $ 5,056,035
                                                                                                         -----------
                          INVESTMENT MANAGEMENT - 0.8%
           46,400         Gabelli Asset Management Inc.*                                                 $ 1,726,080
                                                                                                         -----------
                          REAL ESTATE - 9.5%
           45,000         Colonial Properties Trust                                                      $ 1,343,250
           60,000         Camden Property Trust+                                                           2,088,000
           90,000         Cabot Industrial Trust                                                           2,143,800
           50,000         FelCor Suite Hotels, Inc.                                                          694,500
          217,800         Healthcare Realty Trust, Inc.                                                    5,880,600
          131,400         Innskeepers USA Trust                                                              910,602
          100,000         Mission West Properties Inc.                                                     1,209,000
          154,000         Prentiss Properties Trust                                                        3,911,600
           71,600         Storage USA, Inc.                                                                2,874,740
                                                                                                         -----------
                                                                                                         $21,056,092
                                                                                                         -----------
                          SAVINGS & LOAN COMPANIES - 3.7%
          192,500         Staten Island Bancorp, Inc.                                                    $ 5,570,950
           90,500         Webster Financial Corp.                                                          2,746,675
                                                                                                         -----------
                                                                                                         $ 8,317,625
                                                                                                         -----------
                          TOTAL FINANCIALS                                                               $57,194,697
                                                                                                         -----------
                          HEALTH CARE - 13.1%
                          HEALTH CARE (DIVERSIFIED) - 0.5%
           34,000         Aviron*                                                                        $ 1,132,200
                                                                                                         -----------
                          HEALTH CARE (HOSPITAL MANAGEMENT) - 1.6%
           10,000         Medcath Corp.*                                                                 $   198,100
           85,000         Universal Health Services Inc. (Class B)*                                        3,433,150
                                                                                                         -----------
                                                                                                         $ 3,631,250
                                                                                                         -----------
                          HEALTH CARE (LONG TERM CARE) - 2.3%
          175,000         Sunrise Assisted Living, Inc.*                                                 $ 5,230,750
                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.


           SHARES                                                                                             VALUE
                          HEALTH CARE (MANAGED CARE) - 3.4%
          175,000         First Health Group Corp.*                                                      $ 4,725,000
           44,800         Trigon Healthcare, Inc.*                                                         2,750,272
                                                                                                         -----------
                                                                                                         $ 7,475,272
                                                                                                         -----------
                          HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 2.1%
          120,000         Haemonetics Corp.*+                                                            $ 4,572,000
                                                                                                         -----------
                          HEALTH CARE (SPECIALIZED SERVICES) - 3.2%
          230,000         Hooper Holmes, Inc.                                                            $ 1,575,500
          219,300         Orthodontic Centers of America, Inc.*+                                           5,532,939
                                                                                                         -----------
                                                                                                         $ 7,108,439
                                                                                                         -----------
                          TOTAL HEALTH CARE                                                              $29,149,911
                                                                                                         -----------
                          TECHNOLOGY - 14.7%
                          COMPUTERS (NETWORKING) - 0.6%
           70,407         Avocent Corp.*                                                                 $ 1,313,795
                                                                                                         -----------
                          COMPUTERS (SOFTWARE & SERVICES) - 3.8%
           85,000         American Management Systems*                                                   $ 1,120,300
          105,500         Fair Isaac & Co., Inc.                                                           5,016,525
          106,967         Peregrine Systems, Inc.*                                                         1,544,603
           50,000         Wind River Systems*                                                                717,000
                                                                                                         -----------
                                                                                                         $ 8,398,428
                                                                                                         -----------
                          ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.1%
          107,900         Power Integrations, Inc.*                                                      $ 2,482,779
                                                                                                         -----------
                          ELECTRONICS (INSTRUMENTATION) - 1.3%
          113,000         Veeco Instruments, Inc.*                                                       $ 2,876,980
                                                                                                         -----------
                          ELECTRONICS (SEMICONDUCTORS) - 0.1%
            8,180         Maxim Integrated Products*                                                     $   374,235
                                                                                                         -----------
                          EQUIPMENT (SEMICONDUCTOR) - 7.6%
           95,000         ATMI, Inc.*                                                                    $ 1,810,700
           90,000         Cymer, Inc.*                                                                     1,881,000
          110,000         DuPont Photomasks, Inc.*                                                         3,964,400
          165,000         EMCORE Corp.*                                                                    1,841,400
          210,000         Photronics, Inc.*                                                                5,212,200
           75,000         Varian Semiconductor Equipment Associates, Inc.*                                 2,253,000
                                                                                                         -----------
                                                                                                         $16,962,700
                                                                                                         -----------
                          SERVICES (DATA PROCESSING) - 0.2%
           25,000         Talx Corp.*                                                                    $   425,000
                                                                                                         -----------
                          TOTAL TECHNOLOGY                                                               $32,833,917
                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.


           SHARES                                                                                             VALUE
                          UTILITIES - 1.9%
                          ELECTRIC COMPANIES - 1.9%
          265,000         Unisource Energy Corp.                                                       $   4,176,400
                                                                                                       -------------
                          TOTAL UTILITIES                                                              $   4,176,400
                                                                                                       -------------
                          TOTAL COMMON STOCKS
                          (Cost $196,750,947)                                                          $ 219,947,776
                                                                                                       -------------
        PRINCIPAL
        AMOUNT

                          TEMPORARY CASH INVESTMENT - 1.3%
                          REPURCHASE AGREEMENT - 1.3%
        2,800,000         Credit Suisse First Boston Group, Inc., 2.54% dated
                          10/31/01, repurchase price of $2,800,000 plus accrued
                          interest on 11/01/01 collateralized by $2,217,000
                          U.S. Treasury Notes, 12.375%, 5/15/04                                        $   2,800,000
                                                                                                       -------------
                          TOTAL TEMPORARY CASH INVESTMENT
                          (Cost $2,800,000)                                                            $   2,800,000
                                                                                                       -------------
                          TOTAL INVESTMENT IN SECURITIES AND
                          TEMPORARY CASH INVESTMENT - 100%
                          (Cost $199,550,947) (a)(b)                                                   $ 222,747,776
                                                                                                       =============

+ Investment held by the fund representing 5% or more of the outstanding voting stock of such company.

* Non-income producing securities

(a) At October 31, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $199,494,994 was a follows:


     Aggregate gross unrealized gain for all investments in which
       there is an excess of value over tax cost                                                       $  43,947,402

     Aggregate gross unrealized loss for all investments in which
       there is an excess of tax cost over value                                                       $ (20,694,620)
                                                                                                       -------------
     Net Unrealized Gain                                                                               $  23,252,782
                                                                                                       =============



(b) At October 31, 2001, theFund had a capital loss carryforward of $5,471,320, which will expire in 2009 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2001, aggregated $99,891,982 and $103,708,098, respectively.

+ A portion of this investment has been pledged to cover margin requirements for futures contracts.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
BALANCE SHEET 10/31/01

ASSETS:
  Investment in securities (including temporary cash
      investment of $2,800,000) (cost $199,550,947)                                                    $222,747,776
  Receivables -
      Investment securities sold                                                                            266,665
      Collateral for securities loaned, at fair value                                                    11,690,814
      Fund shares sold                                                                                      120,947
      Dividends and interest                                                                                 47,421
  Other                                                                                                       6,651
                                                                                                       ------------
         Total assets                                                                                  $234,880,274
                                                                                                       ------------
LIABILITIES:
  Payables -
      Investments securities purchased                                                                 $    101,525
      Fund shares repurchased                                                                               223,324
      Upon return of securities loaned                                                                   11,690,814
  Due to bank                                                                                                75,573
  Due to affiliates                                                                                         236,978
  Accrued expenses                                                                                           62,936
                                                                                                       ------------
         Total liabilities                                                                             $ 12,391,150
                                                                                                       ------------

NET ASSETS:
  Paid-in capital                                                                                      $204,707,662
  Accumulated net investment income                                                                          55,953
  Accumulated net realized loss on investments
      and futures contracts                                                                              (5,471,320)
  Net unrealized gain on investments                                                                     23,196,829
                                                                                                       ------------
         Total net assets                                                                              $222,489,124
                                                                                                       ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $111,995,042/8,576,562 shares)                                                     $      13.06
                                                                                                       ============
  Class B (based on $100,203,909/8,038,934 shares)                                                     $      12.46
                                                                                                       ============
  Class C (based on $10,290,173/831,340 shares)                                                        $      12.38
                                                                                                       ============

MAXIMUM OFFERING PRICE:
  Class A                                                                                              $      13.86
                                                                                                       ============
  Class C                                                                                              $      12.51
                                                                                                       ============

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
STATEMENT OF OPERATIONS

FOR YEAR ENDED 10/31/01

INVESTMENT INCOME:
   Dividends                                                                         $ 2,549,275
   Interest                                                                              476,360
   Income from securities loaned, net                                                        843
                                                                                     -----------
            Total investment income                                                                    $  3,026,478
                                                                                                       ------------
EXPENSES:
   Management fees                                                                   $ 2,115,661
   Transfer agent fees
       Class A                                                                           418,348
       Class B                                                                           339,518
       Class C                                                                            49,283
   Distribution fees
       Class A                                                                           306,334
       Class B                                                                         1,157,836
       Class C                                                                           105,842
   Administrative fees                                                                    89,537
   Custodian fees                                                                         60,710
   Registration fees                                                                      84,433
   Professional fees                                                                      34,038
   Printing                                                                               49,573
   Fees and expenses of nonaffiliated trustees                                             4,736
   Miscellaneous                                                                          14,828
                                                                                     -----------
       Total expenses                                                                                  $  4,830,677
       Less fees paid indirectly                                                                            (68,160)
                                                                                                       ------------
       Net expenses                                                                                    $  4,762,517
                                                                                                       ------------
            Net investment loss                                                                        $ (1,736,039)
                                                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS:
   Net realized gain (loss) on:
       Investments                                                                   $(5,929,008)
       Futures contracts                                                                 414,464       $ (5,514,544)
                                                                                     -----------       ------------

   Change in net unrealized gain on:
       Investments                                                                                     $ (9,059,854)
                                                                                                       ------------
       Net loss on investments and futures contracts                                                   $(14,574,398)
                                                                                                       ------------
       Net decrease in net assets resulting from operations                                            $(16,310,437)
                                                                                                       ============

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED 10/31/01 AND 10/31/00

                                                                                    YEAR ENDED          YEAR ENDED
FROM OPERATIONS:                                                                      10/31/01            10/31/00
  Net investment loss                                                             $  (1,736,039)      $    (766,666)
  Net realized gain (loss) on investments and futures contracts                      (5,514,544)         23,519,749
  Change in net unrealized gain (loss) on investments                                (9,059,854)         37,891,656
                                                                                  -------------       -------------
      Net increase (decrease) in net assets resulting
        from operations                                                           $ (16,310,437)      $  60,644,739
                                                                                  -------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net realized gain:
    Class A ($0.24 and $0.00 per share, respectively)                             $  (1,990,590)      $           -
    Class B ($0.24 and $0.00 per share, respectively)                                (2,002,570)                  -
    Class C ($0.24 and $0.00 per share, respectively)                                  (165,860)                  -
                                                                                  -------------       -------------
      Total distributions to shareowners                                          $  (4,159,020)      $           -
                                                                                  -------------       -------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                                $  88,765,303       $  78,919,803
  Reinvestment of distributions                                                       3,629,637                   -
  Cost of shares repurchased                                                        (95,880,194)       (115,652,079)
                                                                                  -------------       -------------
    Net decrease in net assets resulting from fund
      share transactions                                                          $  (3,485,254)      $ (36,732,276)
                                                                                  -------------       -------------
    Net increase (decrease) in net assets                                         $ (23,954,711)      $  23,912,463
NET ASSETS:
  Beginning of year                                                                 246,443,835         222,531,372
                                                                                  -------------       -------------
  End of year (including accumulated net investment
    income of $55,953 and $33,747, respectively)                                  $ 222,489,124       $ 246,443,835
                                                                                  =============       =============

CLASS A                                            '01 SHARES          '01 AMOUNT     '00 SHARES       '00 AMOUNT
Shares sold                                          3,452,242        $ 48,712,961      3,005,419      $ 41,052,512
Reinvestment of distributions                          138,121           1,842,537              -                 -
Less shares repurchased                             (3,446,508)        (48,480,373)    (4,496,580)      (59,069,225)
                                                  ------------        ------------   ------------      ------------
    Net increase (decrease)                            143,855        $  2,075,125     (1,491,161)     $(18,016,713)
                                                  ============        ============   ============      ============
CLASS B
Shares sold                                          2,333,569        $ 31,872,635      2,433,563      $ 32,530,170
Reinvestment of distributions                          129,811           1,664,181              -                 -
Less shares repurchased                             (3,059,325)        (41,046,993)    (4,052,198)      (51,306,660)
                                                  ------------        ------------   ------------      ------------
    Net decrease                                      (595,945)       $ (7,510,177)    (1,618,635)     $(18,776,490)
                                                  ============        ============   ============      ============
CLASS C
Shares sold                                            600,725        $  8,179,707        402,253      $  5,337,121
Reinvestment of distributions                            9,641             122,919              -                 -
Less shares repurchased                               (472,688)         (6,352,828)      (418,273)       (5,276,194)
                                                  ------------        ------------   ------------      ------------
    Net increase (decrease)                            137,678        $  1,949,798        (16,020)     $     60,927
                                                  ============        ============   ============      ============

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS 10/31/01

                                                                   YEAR ENDED  YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                    10/31/01     10/31/00    10/31/99(a)    10/31/98     10/31/97
CLASS A
Net asset value, beginning of year                                  $  14.16     $  10.83     $  10.68     $  15.31     $  12.66
                                                                    --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $  (0.04)    $   0.06     $  (0.03)    $  (0.07)    $  (0.11)
   Net realized and unrealized gain (loss) on investments and
     futures contracts                                                 (0.82)        3.27         0.59        (2.73)        3.67
                                                                    --------     --------     --------     --------     --------
        Net increase (decrease) from investment operations          $  (0.86)    $   3.33     $   0.56     $  (2.80)    $   3.56
Distributions to shareowners:
   Net realized gain                                                   (0.24)        -           (0.41)       (1.83)       (0.91)
                                                                    --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                          $  (1.10)    $   3.33     $   0.15     $  (4.63)    $   2.65
                                                                    --------     --------     --------     --------     --------
Net asset value, end of year                                        $  13.06     $  14.16     $  10.83     $  10.68     $  15.31
                                                                    ========     ========     ========     ========     ========
Total return*                                                          (6.13)%      30.75%        5.37%      (20.19)%      29.88%
Ratio of net expenses to average net assets+                            1.58%        1.58%        1.65%        1.45%        1.49%
Ratio of net investment income (loss) to average net assets+           (0.36)%       0.02%       (0.35)%      (0.54)%      (0.76)%
Portfolio turnover rate                                                   42%          55%          60%          45%          57%
Net assets, end of year (in thousands)                              $111,995     $119,375     $107,448     $162,536     $252,177
Ratios assuming no waiver of management fees and
   assumption of expenses by PIM and no reduction
   for fees paid indirectly:
   Net expenses                                                         1.58%        1.58%        1.65%        1.45%        1.49%
   Net investment income (loss)                                        (0.36)%       0.02%       (0.35)%      (0.54)%      (0.76)%
Ratios assuming waiver of management fees and
   assumption of expenses by PIM and
   reduction for fees paid indirectly:
   Net expenses                                                         1.55%        1.55%        1.62%        1.44%        1.48%
   Net investment income (loss)                                        (0.33)%       0.05%       (0.32)%      (0.53)%      (0.75)%

(a) The per share data presented above is based upon the average shares outstanding for the year presented.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                                   YEAR ENDED  YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                    10/31/01     10/31/00    10/31/99(a)    10/31/98     10/31/97
CLASS B
Net asset value, beginning of year                                  $  13.63     $  10.50     $  10.44     $  15.10     $  12.59
                                                                    --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
   Net investment loss                                              $  (0.15)    $  (0.13)    $  (0.11)    $  (0.18)    $  (0.20)
   Net realized and unrealized gain (loss) on investments and
     futures contracts                                                 (0.78)        3.26         0.58        (2.65)        3.62
                                                                    --------     --------     --------     --------     --------
        Net increase (decrease) from investment operations          $  (0.93)    $   3.13     $   0.47     $  (2.83)    $   3.42
Distributions to shareowners:
   Net realized gain                                                   (0.24)        -           (0.41)       (1.83)       (0.91)
                                                                    --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                          $  (1.17)    $   3.13     $   0.06     $  (4.66)    $   2.51
                                                                    --------     --------     --------     --------     --------
Net asset value, end of year                                        $  12.46     $  13.63     $  10.50     $  10.44     $  15.10
                                                                    ========     ========     ========     ========     ========
Total return*                                                          (6.90)%      29.81%        4.61%      (20.73)%      28.88%
Ratio of net expenses to average net assets+                            2.28%        2.28%        2.41%        2.15%        2.19%
Ratio of net investment loss to average net assets+                    (1.06)%      (0.68)%      (1.11)%      (1.24)%      (1.46)%
Portfolio turnover rate                                                   42%          55%          60%          45%          57%
Net assets, end of year (in thousands)                              $100,204     $117,667     $107,652     $174,097     $267,489
Ratios assuming no waiver of management fees and
   assumption of expenses by PIM and no reduction for
   fees paid indirectly:
   Net expenses                                                         2.28%        2.28%        2.41%        2.15%        2.19%
   Net investment loss                                                 (1.06)%      (0.68)%      (1.11)%      (1.24)%      (1.46)%
Ratios assuming waiver of management fees and
   assumption of expenses by PIM and
   reduction for fees paid indirectly:
   Net expenses                                                         2.25%        2.26%        2.34%        2.14%        2.18%
   Net investment loss                                                 (1.03)%      (0.66)%      (1.04)%      (1.23)%      (1.45)%

(a) The per share data presented above is based upon the average shares outstanding for the year presented.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                                  YEAR ENDED  YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                   10/31/01     10/31/00    10/31/99(a)    10/31/98     10/31/97
CLASS C
Net asset value, beginning of year                                  $ 13.55      $ 10.47      $ 10.44      $ 15.11      $ 12.59
                                                                    -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
   Net investment loss                                              $ (0.15)     $ (0.11)     $ (0.12)     $ (0.18)     $ (0.21)
   Net realized and unrealized gain (loss) on investments and
     futures contracts                                                (0.78)        3.19         0.56        (2.66)        3.64
                                                                    -------      -------      -------      -------      -------
        Net increase (decrease) from investment operations          $ (0.93)     $  3.08      $  0.44      $ (2.84)     $  3.43
Distributions to shareowners:
   Net realized gain                                                  (0.24)        -           (0.41)       (1.83)       (0.91)
                                                                    -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                          $ (1.17)     $  3.08      $  0.03      $ (4.67)     $  2.52
                                                                    -------      -------      -------      -------      -------
Net asset value, end of year                                        $ 12.38      $ 13.55      $ 10.47      $ 10.44      $ 15.11
                                                                    =======      =======      =======      =======      =======
Total return*                                                         (6.94)%      29.42%        4.31%      (20.79)%      28.96%
Ratio of net expenses to average net assets+                           2.45%        2.43%        2.51%        2.16%        2.17%
Ratio of net investment loss to average net assets+                   (1.25)%      (0.86)%      (1.21)%      (1.24)%      (1.44)%
Portfolio turnover rate                                                  42%          55%          60%          45%          57%
Net assets, end of year (in thousands)                              $10,290      $ 9,401      $ 7,431      $11,697      $17,927
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                        2.41%        2.39%        2.48%        2.14%        2.16%
   Net investment loss                                                (1.21)%      (0.82)%      (1.18)%      (1.22)%      (1.43)%

(a) The per share data presented above is based upon the average shares outstanding for the year presented.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS  10/31/01

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Small Company Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including income on interest bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $10,823 of class action settlements received by the Fund during the year ended October 31, 2001.

B.   FUTURES CONTRACTS

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing values of the contract. The use of futures contracts involve, to varying degrees, elements of market and counter party risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. As of October 31, 2001, the Fund had no open futures contracts.

C.   FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At October 31, 2001, the Fund has reclassified $1,758,245 and $44,034 from paid in capital to accumulated net investment loss and accumulated net realized loss on investments and futures contracts, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

D.   FUND SHARES

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $33,877 in underwriting commissions on the sale of Fund shares during the year end October 31, 2001.

E.   CLASS ALLOCATIONS

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

F.   SECURITIES LENDING

     The Fund loans securities in its Portfolio to certain brokers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. As of October 31, 2001, the Fund loaned securities having a fair value of approximately $11,223,010 and received collateral of $11,690,814 for the loan.

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G. REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM, the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2001, $54,278 was payable to PIM related to management fees, administrative fees and certain other services.

3.   TRANSFER AGENT

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $70,586 in transfer agent fees payable to PIMSS at October 31, 2001.

4.   DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $112,114 in distribution fees payable to PFD at October 31, 2001.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2001, CDSCs in the amount of $291,434 were paid to PFD.

5.   EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 2001, the Fund's expenses were reduced by $68,160 under such arrangements.

6.   LINE OF CREDIT FACILITY

The Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 2001, the Fund had no borrowings under this agreement.

7.   AFFILIATED COMPANIES

The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5.0% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 2001:

                                                   DIVIDEND
AFFILIATES                PURCHASES       SALES     INCOME         VALUE
-------------------------------------------------------------------------------
Transmedia Network Inc.      $ -        $202,493      $ -        $2,084,950

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER SMALL COMPANY FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Small Company Fund as of October 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Company Fund as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 7, 2001

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES                             OFFICERS

John F. Cogan, Jr., Chairman         John F. Cogan, Jr., President
Mary K. Bush                         Daniel T. Geraci, Executive Vice President
Richard H. Egdahl, M.D.              Vincent Nave, Treasurer
Daniel T. Geraci                     Joseph P. Barri, Secretary
Margaret B.W. Graham
Marguerite A. Piret
Stephen K. West
John Winthrop

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund+
Pioneer Mid Cap Value Fund
Pioneer Small Company Fund
Pioneer Small Cap Value Fund++
Pioneer Tax Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer International Equity Fund**
(formerly Pioneer World Equity Fund)
Pioneer International Value Fund**
(formerly Pioneer International Growth Fund)

SECTOR FUNDS
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Value Fund (formerly Pioneer II)

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund*

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
**   Name change effective July 30, 2001.
+    Name change effective September 21, 2001.
++   Name change effective September 6, 2001.
Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer
Bond Fund on September 28, 2001.

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                            THIS PAGE FOR YOUR NOTES.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                         www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.


[PIONEER INVESTMENTS(R) LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.
60 STATE STREET                                                    11012-00-1201
BOSTON, MASSACHUSETTS 02109                  (C) PIONEER FUNDS DISTRIBUTOR, INC.
www.pioneerfunds.com                         UNDERWRITER OF PIONEER MUTUAL FUNDS
                                     [RECYCLED SYMBOL] PRINTED ON RECYCLED PAPER